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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          CHANCELLOR MEDIA CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                     75-2247099

(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

                    1845 Woodall Rodgers Freeway, Suite 1300
                               Dallas, Texas 75201

                    (Address of Principal Executive Offices)

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
If this form relates to the registration of a class of            If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange              securities pursuant to Section 12(g) of the Exchange Act
Act and is effective pursuant to General Instruction A.(c),       and is effective pursuant to General Instruction A.(d),
please check the following box.                                   please check the following box.
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Securities Act registration statement file number to which this     N/A
form relates:                                                  ---------------
                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                   Name of Each Exchange on Which
          to be Registered                     Each Class is to be Registered
         -------------------                   ------------------------------

Common Stock, par value $0.01 per share           New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:



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                                (Title of Class)



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                                (Title of Class)


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ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
           The class of securities to be registered hereby is the common stock, par value $0.01 per share ("Common Stock") of Chancellor Media Corporation, a company established under the laws of the State of Delaware (the "Company").

           The description of the Common Stock under the heading "Description of Chancellor Media Capital Stock" in the joint proxy statement/prospectus contained in the Registration Statement on Form S-4 (Registration Statement No. 333-80173) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, on June 8, 1999 and supplemented by post effective amendment on July 1, 1999 (the "Merger Proxy") is hereby incorporated by reference.

ITEM 2.    EXHIBITS

1. Second Amended and Restated Certificate of Incorporation of the Company, incorporated herein by reference to Annex IX of the Merger Proxy.

2. Amended and Restated Bylaws of the Company, incorporated herein by reference to Exhibit 3.2B to the Company's Current Report on Form 8-K, filed February 27, 1998.



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  June 29, 1999                     CHANCELLOR MEDIA CORPORATION


                                         By: /s/ D. Geoffrey Armstrong
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                                             D. Geoffrey Armstrong
                                             Executive Vice President and Chief
                                             Financial Officer




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